UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2008

ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32423	02-0733940
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 2345,
Abingdon, VA 24212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02: Termination of a Material Definitive Agreement
Item 9.01: Financial Statements and Exhibits
Signature
Exhibit Index
EX-99.1: Joint press release issued by Alpha Natural Resources, Inc. and Cliffs Natural Resources Inc. on November 17, 2008.

Item 1.02.  Termination of a Material Definitive Agreement.

On November 17, 2008, Alpha Natural Resources, Inc. (“Alpha”), Cliffs Natural Resources Inc. (“Cliffs”), and Alpha Merger Sub, Inc. (f/k/a Daily Double Acquisition, Inc.) (“Merger Sub”) entered into a Settlement and Release Agreement (the “Settlement Agreement”), pursuant to which, effective as of November 17, 2008, Alpha, Cliffs and Merger Sub mutually terminated that certain Agreement and Plan of Merger dated as of July 15, 2008, by and among Cliffs, Merger Sub, and Alpha (the “Merger Agreement”) and released the other parties from any potential or actual claims and liabilities relating to or arising from the Merger Agreement, as well as the facts or subject matter which were asserted or could have been asserted in a lawsuit styled Alpha Natural Resources, Inc. v. Cliffs Natural Resources, Inc., C.A. No. 4133-VCL, currently pending in the Court of Chancery of the State of Delaware, in consideration of payment by Cliffs to Alpha of $70,000,000 and the mutual agreements of the parties set forth in the Settlement Agreement.

The Merger Agreement provided that, upon the terms and subject to the conditions set forth therein, Merger Sub would merge with and into Alpha, with Alpha continuing as the surviving corporation and a direct, wholly owned subsidiary of Cliffs.  The material terms and conditions of the Merger Agreement were previously disclosed in Alpha’s Current Report on Form 8-K filed on July 17, 2008, and are incorporated herein by reference.

The material circumstances surrounding the decision to enter into the agreement to terminate the Merger Agreement included the opposition of one of Cliffs’ largest shareholders to voting its shares in favor of the merger.  No termination fee is payable by Alpha as a result of the termination of the Merger Agreement.

On November 17, 2008, Alpha and Cliffs issued a joint press release in connection with the entry into the Settlement Agreement and the termination of the Merger Agreement.  A copy of the joint press release issued by Alpha and Cliffs on November 17, 2008 is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
99.1  Joint press release issued by Alpha Natural Resources, Inc. and Cliffs Natural Resources Inc. on November 17, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

November 18, 2008	By:	/s/ Vaughn Groves
Name: Vaughn R. Groves
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.                      Description

99.1	Joint press release issued by Alpha Natural Resources, Inc. and Cliffs Natural Resources Inc. on November 17, 2008.